Exhibit 10.1


                           WAIVER AND AMENDMENT NO. 3
                          TO THIRD AMENDED AND RESTATED
                     REVOLVING CREDIT AND SECURITY AGREEMENT


         THIS WAIVER AND AMENDMENT NO. 3 (this "Agreement") is entered into as of March 26, 2004, by and among SPAR MARKETING FORCE, INC. ("SMF"), SPAR, INC. ("SPAR"), SPAR/BURGOYNE RETAIL SERVICES, INC ("SBRS"), SPAR GROUP, INC. ("SGI"), SPAR INCENTIVE MARKETING, INC. ("SIM"), SPAR TRADEMARKS, INC. ("STM"), SPAR MARKETING, INC. (DE) ("SMIDE"), SPAR MARKETING, INC. (NV) ("SMINV"), SPAR ACQUISITION, INC. ("SAI"), SPAR TECHNOLOGY GROUP, INC. ("STG"), SPAR/PIA RETAIL SERVICES, INC. ("Pia Retail"), RETAIL RESOURCES, INC. ("Retail"), PIVOTAL FIELD SERVICES, INC. ("Pivotal Field"), PIA MERCHANDISING CO., INC. ("PIA"), PACIFIC INDOOR DISPLAY CO. ("Pacific"), PIVOTAL SALES COMPANY ("Pivotal"), SPAR ALL STORE MARKETING SERVICES, INC., ("SAS") (each a "Borrower" and collectively "Borrowers") and WEBSTER BUSINESS CREDIT CORPORATION (formerly known as Whitehall Business Credit Corporation) ("Lender").

                                   BACKGROUND

         The Borrowers and Lender are parties to that certain Third Amended and Restated Revolving Credit and Security Agreement dated January 24, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provides the Borrowers with certain financial accommodations.

         Borrowers have violated certain financial covenants and have requested Lender waive the resulting Events of Default and Lender is willing to do so in connection with making certain amendments to the Loan Agreement.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined or amended herein shall have the meanings given to them in the Loan Agreement.

2. Waiver. Subject to the satisfaction of Section 4 below, Lender hereby waives the Event of Default which has occurred as a result Borrowers' non-compliance with Section 12(p) and Section 12(r) with respect to the fiscal quarter ending December 31, 2003 due to Borrowers' failure to maintain the requisite Fixed Charge Coverage Ratio and EBITDA level for the four fiscal quarters then ended.

3. Amendment. Subject to the satisfaction of Section 4 below, the Loan Agreement is hereby amended as follows:

         (a) Section 1(A) is amended by amending the definition of "Revolving Interest Rate" in its entirety to provide as follows:

                                     "Revolving Interest Rate" shall mean an
                                     interest rate per annum equal to (a) the sum of the Alternate Base Rate plus one-half percent (0.50%) with respect to Domestic Rate Loans and (b) the sum of the Eurodollar Rate plus three percent (3.00%) with respect to Eurodollar Rate Loans.

         (b) Section 12(n)(ii) of the Loan Agreement is hereby amended by deleting "$500,000" and inserting "$100,000" in its place and stead.

         (c) Section 12(n)(v)(E) is amended in its entirety to provide as follows:

                                    "(E) loans made by SGI to SPG pursuant to the SPG Loan Agreement, provided, however, that the initial amount of SPG Loans under the SPG Loan Agreement shall not exceed $2,300,000, provided, further, that commencing March 26, 2004 and continuing through June 25, 2004, the outstanding principal amount of SPG Loans shall not exceed $2,000,000 and thereafter shall not exceed the higher of $1,000,000 or the amount of SPG Loans outstanding at the close of business on June 25, 2004, and"


4. Conditions of Effectiveness. This Agreement shall become effective as of the date hereof, provided that the following conditions shall have been satisfied:
Lender shall have received (i) four (4) copies of this Agreement executed by the Borrowers, and, (ii) payment of a waiver fee in the sum of $25,000 which fee shall be charged by Lender to Borrowers' loan account as a Revolving Advance.

5. Representations, Warranties and Covenants. Each of the Borrowers hereby represents, warrants and covenants as follows:

                  (a) This Agreement and the Loan Agreement constitute legal, valid and binding obligations of each of the Borrowers and are enforceable against each of the Borrowers in accordance with their respective terms.

                  (b) Upon the effectiveness of this Agreement, each of the Borrowers hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement.

                  (c) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement or the Obligations.


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6. Effect on the Loan Agreement.

                  (a) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (b) Except as set forth in Section 2 hereof, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7. Governing Law. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York (other than those conflict of law rules that would defer to the substantive law of another jurisdiction).

8. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

9. Counterparts; Facsimile Signatures. This Agreement may be executed by the parties hereto in one or more counterparts of the entire document or of the signature pages hereto, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature received by facsimile transmission shall be deemed an original signature hereto.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

                                     SPAR MARKETING FORCE, INC.
                                     SPAR, INC.
                                     SPAR/BURGOYNE RETAIL SERVICES, INC.
                                     SPAR GROUP, INC.
                                     SPAR INCENTIVE MARKETING, INC.
                                     SPAR TRADEMARKS, INC.
                                     SPAR MARKETING, INC. (DE)
                                     SPAR MARKETING, INC. (NV)
                                     SPAR ACQUISITION, INC.
                                     SPAR TECHNOLOGY GROUP, INC.
                                     SPAR/PIA RETAIL SERVICES, INC.
                                     RETAIL RESOURCES, INC.
                                     PIVOTAL FIELD SERVICES, INC.
                                     PIA MERCHANDISING CO., INC.
                                     PACIFIC INDOOR DISPLAY CO.
                                     PIVOTAL SALES COMPANY
                                     SPAR GROUP, INC.
                                     SPAR ALL STORE MARKETING SERVICES, INC.


                                     By:
                                        ----------------------------------------
                                        Name:  Charles Cimitile
                                        Title: Chief Financial Officer of
                                               each of the foregoing
                                               entities


                                     WEBSTER BUSINESS CREDIT CORPORATION

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Its:


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